                                                                    EXHIBIT 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           -------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
               (Exact name of trustee as specified in its charter)

                                                             95-3571558
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

700 South Flower Street
Suite 500
Los Angeles, California                                      90017
(Address of principal executive offices)                     (Zip code)

                            -------------------------

                              WCI Communities, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     59-2857021
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                           -------------------------

                            Bay Colony-Gateway, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     36-4025714
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                         Financial Resources Group, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-3279648
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                           First Fidelity Title, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     59-3321774
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                      Florida Lifestyle Management Company
               (Exact name of obligor as specified in its charter)

Florida                                                      59-1505694
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                    Resort at Singer Island Properties, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-3658689
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                      Sun City Center Golf Properties, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     59-3439449
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                          Sun City Center Realty, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-1581628
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                             Watermark Realty, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     65-0619884
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                  The Colony at Pelican Landing Golf Club, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-2415982
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                           Communities Amenities, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-3431364
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                         Communities Home Builders, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-3431554
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                      Gateway Communications Services, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      65-0133017
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                               JYC Holdings, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-3555684
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                          Marbella at Pelican Bay, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      65-0738244
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                   Pelican Landing Golf Resort Ventures, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     59-3543449
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                              Sarasota Tower, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      65-1012613
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                     Tarpon Cove Yacht & Racquet Club, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-3413469
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                           Tiburon Golf Ventures, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     59-3515983
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                         Watermark Realty Referral, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-3227694
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                    WCI Communities Property Management, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      65-0734347
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                              WCI Golf Group, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-3518710
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                                WCI Realty, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-3408628
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                       Bay Colony Realty Associates, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      65-0227049
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                           Bay Colony of Naples, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      65-0323732
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                         Coral Ridge Communities, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      65-0615045
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                          Coral Ridge Properties, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      25-1184789
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                            Coral Ridge Realty, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-0980280
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                         Coral Ridge Realty Sales, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-2103316
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                        Florida Design Communities, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      65-0585945
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                        Florida National Properties, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      65-0615052
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                            Gateway Communities, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-2167649
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                           Gateway Realty Sales, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-2741697
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                                 Heron Bay, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      65-0540040
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                     Heron Bay Golf Course Properties, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      65-0583106
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                          Pelican Bay Properties, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-1906557
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                        Pelican Landing Communities, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      25-1629089
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                        Pelican Landing Properties, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      25-1629086
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                         Pelican Marsh Properties, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      65-0348731
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                            Tarpon Cove Realty, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-2000931
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                                 WCI Homes, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-3557486
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                        Communities Finance Company, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                     65-1062263
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                             WCI Capital Corporation
               (Exact name of obligor as specified in its charter)

Florida                                                      65-1108622
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                      Community Specialized Services, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-3740762
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                     WCI Architecture & Land Planning, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      02-0570572
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                               WCI Amenities, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      20-1179424
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                         WCI Business Development, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      20-1179333
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                             WCI Homebuilding, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      20-1178472
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                     WCI Homebuilding Northeast, U.S., Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      20-1179554
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                               WCI Marketing, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      20-1179392
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        --------------------------------

                                WCI Towers, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      20-1179513
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

24301 Walden Center Drive
Bonita Springs, Florida                                      34134
(Address of principal executive offices)                     (Zip code)

                        --------------------------------

                    6-5/8% Senior Subordinated Notes due 2015
                       (Title of the indenture securities)

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1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                   Name                                 Address
      Comptroller of the Currency
      United States Department of the
      Treasury                                   Washington, D.C. 20219

      Federal Reserve Bank                       San Francisco, California 94105

      Federal Deposit Insurance Corporation      Washington, D.C. 20429

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

      1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

      2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

      3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

      4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

      6. The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

      Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Jacksonville, and State of Florida, on the 27th day of April, 2005.

                                                 THE BANK OF NEW YORK TRUST
                                                 COMPANY, N.A.

                                                 By: /S/ CRAIG A. KAYE
                                                     ---------------------------
                                                 Name: CRAIG A. KAYE
                                                 Title: ASSISTANT VICE PRESIDENT

                                                                       EXHIBIT 7

                             Consolidated Report of
                        Condition of THE BANK OF NEW YORK
                               TRUST COMPANY, N.A.
            of 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017

          At the close of business December 31, 2004, published in accordance with Federal regulatory authority instructions.


                                                                            Dollar Amounts
                                                                             in Thousands
ASSETS
------


Cash and balances due from
         depository institutions:
         Noninterest-bearing balances
           and currency and coin.........................................          5,975
         Interest-bearing balances.......................................              0
Securities:
         Held-to-maturity securities.....................................             79
         Available-for-sale securities...................................         27,506
Federal  funds sold and securities purchased under agreements to resell:
         Federal funds sold .............................................         31,000
         Securities purchased under agreements to resell.................        111,000
Loans and lease financing receivables:
         Loans and leases held for sale..................................              0
         Loans and leases,
           net of unearned income........................................              0
         LESS: Allowance for loan and
           lease losses..................................................              0
         Loans and leases, net of unearned
           income and allowance .........................................              0
Trading assets...........................................................              0
Premises and fixed assets (including
         capitalized leases).............................................          2,356
Other real estate owned..................................................              0
Investments in unconsolidated
         subsidiaries and associated
         companies.......................................................              0
Customers' liability to this bank
         on acceptances outstanding......................................              0
Intangible assets:
      Goodwill   ........................................................        237,448
      Other Intangible Assets ...........................................         17,376
Other assets.............................................................         35,890
                                                                                --------
Total assets.............................................................       $468,630
                                                                                ========


LIABILITIES
-----------

Deposits:
         In domestic offices
         Noninterest-bearing................................................       9,060
         Interest-bearing...................................................           0
Not applicable
Federal  funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased............................................           0
         Securities sold under agreements to repurchase.....................           0
Trading liabilities.........................................................           0
Other borrowed money:
         (includes mortgage indebtedness
         and obligations under capitalized
         leases)............................................................      58,000
Not applicable
Bank's liability on acceptances
           executed and outstanding.........................................           0
Subordinated notes and debentures...........................................           0
Other liabilities...........................................................      46,904
                                                                                  ------
Total liabilities...........................................................    $113,964
                                                                                 =======
Minority interest in consolidated subsidiaries..............................           0

EQUITY CAPITAL

Perpetual preferred stock and related surplus...............................           0
Common stock................................................................       1,000
Surplus.....................................................................     294,040
Retained earnings...........................................................      59,681
Accumulated other comprehensive
         income.............................................................         (55)
                                                                                    ----
Other equity capital components..............................................          0
                                                                                --------
Total equity capital.........................................................   $354,666
                                                                                --------
Total liabilities, minority interest, and equity capital....................    $468,630
                                                                               -========


          I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

          Thomas J. Mastro     )     Comptroller


          We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


          Richard G. Jackson   )
          Nicholas C. English  )     Directors
          Karen B. Shupenko    )

LIABILITIES
Deposits:
         In domestic offices
         Noninterest-bearing............................................         9,060
         Interest-bearing...............................................             0

Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased........................................             0
         Securities sold under agreements to repurchase.................             0
Trading liabilities.....................................................             0
Other borrowed money:
         (includes mortgage indebtedness
         and obligations under capitalized
         leases)........................................................        58,000
Not applicable
Bank's liability on acceptances
           executed and outstanding.....................................             0
Subordinated notes and debentures.......................................             0
Other liabilities.......................................................        46,904
                                                                             ---------
Total liabilities.......................................................     $ 113,964
                                                                             =========
Minority interest in consolidated subsidiaries .........................             0

EQUITY CAPITAL

Perpetual preferred stock and related surplus...........................             0
Common stock............................................................         1,000
Surplus.................................................................       294,040
Retained earnings.......................................................        59,681
Accumulated other comprehensive
         income.........................................................           (55)
                                                                             ---------
Other equity capital components.........................................             0
Total equity capital....................................................     $ 354,666
                                                                             ---------
Total liabilities, minority interest, and equity capital................     $ 468,630
                                                                             =========

      I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

      Thomas J. Mastro ) Comptroller


      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

      Richard G. Jackson  )
      Nicholas C. English )   Directors
      Karen B. Shupenko   )

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